FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	12 Months Ended
Nov. 30, 2021
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

23.  FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

Accounting Policy

Recognition and derecognition

The Company initially recognizes cash, bank advances, accounts receivable, debt securities, and accounts payable and accrued liabilities on the date they originate. All other financial assets and financial liabilities are initially recognized on the trade date when we become a party to the contractual provisions of the instrument.

The Company derecognizes a financial asset when the contractual rights to the cash flows from the asset expire, or it transfers the rights to receive the contractual cash flows on the financial asset in a transaction in which substantially all the risks and rewards of ownership of the financial asset are transferred. Any interest in transferred financial assets that is created or retained by the Company is recognized as a separate asset or liability. The Company derecognizes a financial liability when its contractual obligations are discharged or cancelled or expire.

Classification and measurement

The Company measures financial instruments by grouping them into classes upon initial recognition, based on the purpose of the individual instruments. The Company initially measures all financial instruments at fair value plus, in the case of financial instruments not classified as FVTPL, transaction costs that are directly attributable to the acquisition or issuance of the financial instruments. The classifications and methods of measurement subsequent to initial recognition of the Company’s financial assets and financial liabilities are shown below as at November 30, 2021.

Explanatory information

		Financial assets
		and liabilities
	Amortized	designated as
	cost	FVTPL	Total
	$	$	$
Assets
Cash	16,053	—	16,053
Restricted short-term investments	—	301	301
Receivables (excluding unbilled revenue)	28,224	—	28,224
Indemnity asset	11,368	—	11,368
Liabilities
Accounts payable and accrued liabilities	36,926	—	36,926
Contingent consideration	—	2,618	2,618
Other liability	11,368	—	11,368
Contractual obligation	8,879	—	8,879
Lease liabilities	5,644	—	5,644
Term loan and other debt	9,739	—	9,739

Fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

a)	Level 1 inputs are quoted prices in active markets for identical assets or liabilities that the entity can access at the measurement date;
b)	Level 2 inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and,

23. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT – continued

c)	Level 3 inputs are unobservable inputs for the asset or liability.

The carrying amounts of cash, receivables and accounts payable and accrued liabilities approximate their fair values due to their short-term nature. The carrying value of the term loan approximates its fair value due to the floating interest rate. Unbilled revenue on products/services transferred over time is not a financial instrument and is excluded from the table above.

The fair values of restricted short-term investments and marketable securities were measured based on Level 1 inputs. The fair values of derivatives were measured based on Level 2 inputs.

The fair value of LYF contingent consideration payable was measured at fair value based on unobservable inputs and is considered a level 3 financial instrument. A Monte Carlo simulation was run to determine the fair value of contingent consideration based on the level 3 inputs. The primary inputs that drove the simulation were the forecast EBITDA, discount rate, and volatility. As at November 30, 2021, the discount rate used was 30% and the volatility used was 72%. If the forecast EBITDA increased or decreased by 5%, the estimated fair value of the contingent consideration would increase or decrease by approximately $270. If the discount rate increased or decreased by 5%, the estimated fair value of the contingent consideration would increase or decrease by approximately $210. If the implied volatility increased or decreased by 5%, the estimated fair value of the contingent consideration would increase or decrease by approximately $110.

The fair value of GR contingent consideration payable was measured at fair value based on unobservable inputs and is considered a level 3 financial instrument. A Monte Carlo simulation was run to determine the fair value of contingent consideration based on the level 3 inputs. The primary inputs that drove the simulation were the forecast EBITDA, discount rate, and volatility. As at November 30, 2021, the discount rate used was 19% and the volatility used was 82%. If the forecast EBITDA increased or decreased by 5%, the estimated fair value of the contingent consideration would increase or decrease by approximately $70. If the discount rate increased or decreased by 5%, the estimated fair value of the contingent consideration would increase or decrease by approximately $30. If the implied volatility increased or decreased by 5%, the estimated fair value of the contingent consideration would increase or decrease by approximately $50.

The fair value of the marketable securities is determined using Level 1 when there is a quoted market price available or level 3 for privately held investments inputs. Although the Company believes its estimates of fair value are appropriate, the use of different methodologies or assumptions could lead to different measurements of fair value at the reporting date. For the fair value measurement in Level 3, the impact of a 10% increase or decrease in the underlying fair value of the asset would result in an increase or decrease of $307 in the fair value of the investment at November 30, 2021.

The Company is exposed to varying degrees to a variety of financial instrument related risks. The Board approves and monitors the risk management processes, inclusive of counterparty limits, controlling and reporting structures. The type of risk exposure and the way in which such exposure is managed is provided as follows:

Interest risk

The Company’s exposure to interest risk relates to its investment of surplus cash, restricted short-term investments and balances outstanding under the term loan. The Company may invest surplus cash in highly liquid investments with short terms to maturity and would accumulate interest at prevailing rates for such investments. At November 30, 2021, the Company had cash, and restricted short-term investments of $16,354 and a balance of $9,739 on a term loan (2020 - $20,444 and $9,500). At November 30, 2021, a 1% decrease in interest rates would result in a reduction in interest income by $164 (2020 - $204) and a reduction of interest expense of $97 (2020 – $95), compared to a 1% increase in interest rates which would have an equal and opposite effect.

23. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT – continued

Credit risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. Financial instruments that potentially subject the Company to significant concentrations of credit risk consist primarily of cash, restricted short-term investments, and receivables. The Company’s cash, and restricted short-term investments are held through large Canadian financial institutions and no losses have been incurred in relation to these items.

The Company’s receivables are comprised of trade accounts receivable, GST input tax credits, unbilled revenues, and government assistance receivable. In addition, the Company has $6,820 in trade accounts receivable outstanding over 60 days at November 30, 2021 (2020 – $11,127). The expected credit loss for overdue balances is estimated to be $821 (2020 - $573) based on historical collection experience, discussions with associated customers and analysis of the credit worthiness of the customer. Of the total invoiced trade receivables at November 30, 2021, the Company has subsequently collected, has trade payables outstanding with the same customers, or has recorded a trade receivables valuation allowance loss provision representing 11% of the total balance. Of the Company’s trade receivables outstanding at November 30, 2021, 43% are held with four Health Canada licensed customers of the Company and 24% are held with three provincial boards (2020 – 50% held with two Health Canada licensed customers and 18% held with provincial boards).

The carrying amount of cash, restricted short-term investments, promissory note receivable, other non-current receivables and trade and other receivables represent the maximum exposure to credit risk, and as at November 30, 2021, this amounted to $44,751 (2020 - $49,397).

Economic dependence risk

Economic dependence risk is the risk of reliance upon a select number of customers which significantly impact the financial performance of the Company. The Company recorded sales from four Health Canada licensed customers of the Company representing 27% of total revenue in the year ended November 30, 2021 (2020 – four Health Canada licensed customers representing 62% of total revenue). The Company recorded sales from three provincial boards representing 43% of total revenue in the year ended November 30, 2021 (2020 – four provincial boards representing 11% of total revenue).

Liquidity risk

Liquidity risk is the risk that the Company will not be able to pay financial liabilities as they come due. The Company manages its liquidity risk by reviewing on an ongoing basis its capital requirements. As at November 30, 2021, the Company has $16,354 of cash, and restricted short-term investments (November 30, 2020 - $21,194). The Company is obligated to pay accounts payable and accrued liabilities, current portion of the lease liability, contractual obligation, contingent consideration, and term loan and other debt with a carrying amount of $50,633 (November 30, 2020 - $18,628).

Foreign currency risk

The Company is exposed to foreign currency risk on fluctuations related to cash, trade and other receivables, promissory notes receivable, accounts payable and accrued liabilities, other liability, and contractual obligations (including contingent consideration) that are denominated in US dollars. As at November 30, 2021, a 10% appreciation of the Canadian dollar relative to the US dollar would have decreased loss for the year by approximately $1,048 (November 30, 2020 – $1,073). A 10% depreciation of the Canadian dollar relative to the US dollar would have had the equal but opposite effect.

23. FINANCIAL INSTRUMENTS AND RISK MANAGEMENT – continued

In addition, the Company is exposed to foreign currency risk on fluctuations related to a commitment that is denominated in Australian dollars. As at November 30, 2021, a 10% appreciation of the Canadian dollar relative to the Australian dollar would have decreased the commitment by approximately $631 (November 30, 2020 – $851). A 10% depreciation of the Canadian dollar relative to the Australian dollar would have had the equal but opposite effect.